                    AMENDMENT TO SECURITIES LENDING AGREEMENT


         AMENDMENT ("Amendment"), dated October 01, 2002, to the securities lending agreement ("Lending Agreement"), dated December 22, 1998, between JPMorgan Chase Bank ("JPMorgan") (formerly The Chase Manhattan Bank) and each of the Delaware registered investment companies listed on Schedule A to the Lending Agreement (each a "Lender").

         For good and valuable consideration, the receipt of which is hereby acknowledged, it s hereby agreed between JPMorgan and each Lender as follows:

1. Existing Schedule A to the Lending Agreement is hereby deleted and the Schedule A annexed hereto is substituted thereof.

2. Notwithstanding the foregoing, the Lending Agreement shall continue with full force and effect as respects Loans by any Lender outstanding as of the effective date hereof, which Loans, however, shall be terminated as soon as reasonably practicable in the case of any Lender appearing on deleted Schedule A but not on substituted Schedule A.

3. Except expressly amended by this Amendment, the Lending Agreement shall remain in full force and effect in accordance with its terms.

4. All references to the Lending Agreement in the Agreement or any other document executed or delivered in connection therewith shall, from an after the effective date of this Amendment, be deemed to be references to the Lending Agreement, as amended hereby, unless the context expressly requires otherwise.

5. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

6. This Amendment shall be governed by an construed in accordance with the laws of the State of New York, without giving effect to its principles of conflict of laws.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first-above written.

JPMorgan Chase Bank                                           DELAWARE INVESTMENTS FAMILY OF
(formerly The Chase Manhattan Bank)                           FUNDS



By:  /s/ Christopher Martin                                   By:  /s/David K. Downes
     ---------------------------------------                       ------------------------------
Name:    Christopher Martin                                   Name:    David K. Downes
Title:   Vice President                                       Title:   President/Chief Executive Officer/
Date:    October 2, 2002                                               Chief Financial Officer
                                                              Date:    October 10, 2002

                                   Schedule A
                                   ----------

                    Schedule of Accounts Eligible for Lending


Currently Lending:

                                                                                                             ------------
   *Domestic
   ---------
                                                                                                               Approved
                                                                                                             ------------
     Titan                                                                                                    Yes    No
     -----                                                                                                   ------ -----
     P50665                                        VIP LARGE CAP VALUE SERIES                                  X
                                                                                                             ------ -----
     P50669                                        VIP BALANCED SERIES                                         X
                                                                                                             ------ -----
     P50670                                        VIP GROWTH OPPORTUNITIES SERIES                             X
                                                                                                             ------ -----
     P50671                                        DELAWARE DELCHESTER FUND                                    X
                                                                                                             ------ -----
     P50672                                        VIP TREND SERIES                                            X
                                                                                                             ------ -----
     P50676                                        DELAWARE BALANCED FUND                                      X
                                                                                                             ------ -----
     P50677                                        DELAWARE DEVON FUND                                         X
                                                                                                             ------ -----
     P50684                                        DELAWARE GROWTH OPPORTUNITIES FUND                          X
                                                                                                             ------ -----
     P50685                                        DELAWARE SMALL-CAP VALUE FUND                               X
                                                                                                             ------ -----
     P82406                                        DELAWARE TREND FUND                                         X
                                                                                                             ------ -----
     P82404                                        DELAWARE DECATUR EQUITY INCOME FUND                         X
                                                                                                             ------ -----
     P82405                                        DELAWARE GROWTH & INCOME FUND                               X
                                                                                                             ------ -----
     P50679                                        DELAWARE REIT FUND                                          X
                                                                                                             ------ -----
     P50673       (Subject to Restriction 1)       VIP SMALL CAP VALUE SERIES                                  X
                                                                                                             ------ -----
     P50683                                        DELAWARE INVESTMENTS DIVIDEND AND INCOME                    X
                                                                                                             ------ -----

                                                                                                             ------------
 *International                                                                                               Approved
 --------------                                                                                              ------------
     Titan                                  GTI                                                               Yes    No
     -----                                  ---                                                              ------ -----
     P81294                                7689    VIP INTERNATIONAL EQUITY SERIES                             X
                                                                                                             ------ -----
     P81295                                7690    DPT INTERNATIONAL EQUITY PORTFOLIO                          X
                                                                                                             ------ -----
     P81296                                7691    DPT GLOBAL FIXED INCOME PORTFOLIO                           X
                                                                                                             ------ -----
     P81297                                7692    DPT LABOR SELECT INT'L EQUITY PORTFOLIO                     X
                                                                                                             ------ -----
     P81298                                7693    DELAWARE INTERNATIONAL VALUE EQUITY FUND                    X
                                                                                                             ------ -----
     P81776       (Subject to              9849    DPT EMERGING MARKETS PORTFOLIO                              X
                  Restriction 2)
                                                                                                             ------ -----
     P82424                               13852   DELAWARE GLOBAL DIVIDEND AND INCOME FUND                     X
                                                                                                             ------ -----

